INVESCO ACTIVELY MANAGED EXCHANGE-TRADED FUND TRUST
SUPPLEMENT DATED FEBRUARY 18, 2025 TO THE
PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION (“SAI”)
DATED FEBRUARY 28, 2024, AS PREVIOUSLY SUPPLEMENTED, OF:
Invesco Municipal Strategic Income ETF (IMSI)
(the “Fund”)
Important Notice Regarding Changes to the Fund’s Name, Ticker Symbol,
Principal Investment Strategies and Portfolio Managers
This supplement supersedes the supplement to the Fund’s Prospectuses and SAI dated December 16, 2024 in its entirety.
The Board of Trustees (the “Board”) of Invesco Actively Managed Exchange-Traded Fund Trust has approved changes to the Fund’s name and principal investment strategies. In connection with these changes, the Fund’s ticker symbol will also change, and an additional portfolio manager will manage Fund. These changes will be effective on February 24, 2025 (the “Effective Date”).
Therefore, on the Effective Date, the Fund’s Prospectuses and SAI will be revised as follows:
1.
Name and Ticker Change. The Fund’s name will change to “Invesco Rochester High Yield Municipal ETF,” and the Fund’s ticker symbol will change to “IROC.” All references to the Fund’s name and ticker symbol in the Prospectuses and SAI are updated accordingly.
2.
Principal Investment Strategy Change.
a.
The following replaces the first two sentences of the third paragraph in the “Principal Investment Strategies” section of the Summary Prospectus, the “Summary Information – Principal Investment Strategies” section of the Statutory Prospectus and the “Additional Information About the Fund’s Strategies and Risks – Principal Investment Strategies” section of the Statutory Prospectus:
The Fund generally will invest at least 75% of its net assets in higher yielding municipal securities, specifically medium- and lower- grade municipal securities, which Invesco Advisers, Inc. (the “Sub-Adviser”) defines as (i) bonds rated BBB or lower by S&P Global Ratings (“S&P”), Baa or lower by Moody’s Investors Services, Inc. (“Moody’s”), or an equivalent rating by another nationally recognized statistical rating organization (“NRSRO”), or (ii) unrated securities determined by the Sub-Adviser to be of comparable quality, each at the time of purchase. Medium- and lower-grade securities are inclusive of some securities rated investment grade; however, many bonds in which the Fund will invest are rated “below investment grade” (commonly referred to as “high yield securities” or “junk bonds” with more speculative characteristics than investment grade securities).
b.
The following replaces the fourth paragraph under the “Principal Investment Strategies” section of the Summary Prospectus, the “Summary Information – Principal Investment Strategies” section of the Statutory Prospectus and the “Additional Information About the Fund’s Strategies and Risks – Principal Investment Strategies” section of the Statutory Prospectus:
At times, the market conditions in the municipal securities markets may be such that the Sub-Adviser may invest in higher-grade issues, particularly when the difference in returns between quality classifications is very narrow or when the Sub-Adviser expects interest rates to increase. Higher-grade securities are securities that are rated higher than medium- or lower-grade securities by Moody’s, S&P, or Fitch, or considered by the Sub-Adviser to be of comparable quality, including municipal securities rated A-, SP-1 or higher by S&P or rated A3, MIG2, VMIG2 or higher by Moody’s and tax-exempt commercial paper rated A-3 or higher by S&P or rated P-3 or higher by Moody’s or unrated securities determined by the Sub-Adviser to be of comparable quality.
3. Portfolio Manager Addition.
a.
The following information is added to the table appearing under the “Portfolio Managers”

section of the Summary Prospectus and the “Summary Information – Portfolio Managers” section of the Statutory Prospectus:
Name	Title with Sub- Adviser/Adviser/Trust	Date Began Managing the Fund
Amy Haklisch	Portfolio Manager of the Sub-Adviser	February 2025
b.
The following replaces the third sentence in the “Management of the Fund – Portfolio Managers” section of the Statutory Prospectus:
Mark Paris, Julius Williams, Tim O’Reilly, John Schorle, Jack Connelly, Joshua Cooney and Amy Haklisch (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund.
c.
The following information is added to the bulleted list in the “Management of the Fund – Portfolio Managers” section of the Statutory Prospectus:
●
Amy Haklisch, Portfolio Manager of the Sub-Adviser, has been responsible for the management of the Fund since February 2025 and has been associated with the Sub-Adviser and/or its affiliates since 2024. From 2003 to 2024, she was associated with Citigroup Global Markets Inc. where she served as a Managing Director of Municipal Securities Sales.
Please Retain This Supplement For Future Reference.
P-IMSI-SUMSTATSAI-SUP 021825